UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 12, 2019
TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky 40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 11, 2019, Innovative Mattress Solutions, LLC ("iMS"), a customer of Tempur Sealy International, Inc. (the "Company"), filed a voluntary petition in U.S. Bankruptcy Court for the Eastern District of Kentucky (the "Bankruptcy Court") seeking relief under Chapter 11 of the U.S. Bankruptcy Code (the "iMS Chapter 11 Proceedings"). As previously disclosed, the Company announced that it agreed to provide debtor-in-possession financing (the "DIP Financing") to iMS in connection with the iMS Chapter 11 Proceedings. Subsequent to the prior disclosure, the Bankruptcy Court approved the DIP Financing on an interim basis.

On February 12, 2019, in connection with its review of strategic alternatives related to iMS during the iMS Chapter 11 Proceedings, the Company submitted a stalking horse bid in the form of an asset purchase agreement (the "Asset Purchase Agreement") pursuant to which it agreed, subject to the conditions described below, to purchase substantially all of the assets of iMS. Under the terms of the Asset Purchase Agreement, upon consummation of the transactions contemplated thereby, iMS will assign all of its right, title and interest in and to substantially all assets and related contractual rights, other than certain specified excluded assets and contractual rights (the "Assets"), to the Company in exchange for consideration consisting of (i) a credit bid of amounts outstanding as of the closing date under (a) the DIP Financing and (b) pre-petition obligations; (ii) assumption of certain liabilities; and (iii) a cash payment consisting of cure costs, a wind down payment and certain unpaid professional fees as of the closing date, all of which is subject to the approval of the Bankruptcy Court. The purchase price is expected to be up to $26 million based on the aggregate value of clauses (i)-(iii), but will depend on the timing of the Section 363 auction to be supervised by the Bankruptcy Court (the "Section 363 Auction") and closing.

The transaction contemplated by the Asset Purchase Agreement (the "Transaction") is expected to close during the second quarter of 2019. The Assets will not be fully determined until just before closing, which is currently anticipated to be around April 1, 2019, and will likely include inventory, receivables, leases, intellectual property, contractual rights, personal property and goodwill. The closing is subject to a number of customary conditions, including the Company being selected as the winning bidder after the Section 363 Auction, the performance of each party's obligations under the Asset Purchase Agreement and the Bankruptcy Court’s authorization and approval of the Asset Purchase Agreement and the Transaction. The Transaction may be terminated by either party, subject to conditions including a drop-dead date of May 1, 2019, and is subject to customary representations and warranties and covenants. The Company can provide no assurance that it will be selected as the winning bidder in the Section 363 auction or that the Bankruptcy Court will approve the Asset Purchase Agreement.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K (this “Report”) contains statements that may be characterized as “forward-looking” within the meaning of the federal securities laws, which includes information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this Report, the words “expects,” “anticipates,” “will” and variations of such words or similar expressions are intended to identify such statements. These forward-looking statements include, without limitation, statements relating to iMS’ assignment of its rights, title and interest in and to the Assets to the Company and the consideration to be paid therefor under the Asset Purchase Agreement, including the nature of the Assets to be acquired, the outcome of the Section 363 Auction and the Bankruptcy Court’s approval of the Asset Purchase Agreement and the timing of the closing of the Transaction. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from any that may be expressed as forward-looking statements in this Report. These risk factors include risks associated with the Section 363 Auction and approval of the Asset Purchase Agreement by the Bankruptcy Court; the occurrence of any event, change or other circumstance that could give rise to the right of the Company or iMS to terminate the Asset Purchase Agreement and the Transaction, including the outcome of the Company’s due diligence related to the Assets; the performance of iMS’ on-going operations, including its ability to meet closing conditions imposed by the Asset Purchase Agreement; the possibility that the Transaction may be more expensive to complete than anticipated; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the Assets; the outcome of any government or regulatory approval of the Transaction; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector; financial distress among the Company's business partners, customers and competitors; financial solvency and related problems experienced by other market participants; as well as consumer confidence and the availability of consumer financing; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company and iMS; uncertainties arising from national and global events; industry competition; the effects of consolidation of retailers on revenues and costs; and consumer acceptance and changes in demand for the Company's products.
Other potential risk factors include the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018. There may be other factors that may cause actual results to differ materially from the forward-looking statements in this Report. The Company undertakes no obligation to update any forward-looking statement contained herein to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 12, 2019

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer